UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2020

Gulfport Energy Corporation

(Exact name of registrant specified in its charter)

Delaware	000-19514	73-1521290
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

3001 Quail Springs Parkway Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)

(405) 252-4600

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GPOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

DIP Facility

As previously announced, under the Restructuring Support Agreement dated November 13, 2020, certain consenting RBL lenders party thereto agreed to provide Gulfport Energy Corporation (the “Company”) and certain of its subsidiaries with a senior secured superpriority debtor-in-possession revolving credit facility in an aggregate principal amount of $262.5 million (the “DIP Facility”) consisting of (a) a $105 million new money revolving facility and (b) subject to entry of the Final Order, a $157.5 million term loan to roll up a portion of the existing outstanding obligations under that certain Amended and Restated Credit Agreement, dated as of December 27, 2013, by and among the Company, as borrower, each of the lenders party thereto, The Bank of Nova Scotia, as administrative agent and issuing bank, the joint lead arrangers and joint bookrunners, the co-syndication agents, and the co-documentation agents party thereto. On November 16, 2020, the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) entered the Interim Order (I) Authorizing the Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (II) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (III) Granting Adequate Protection to the Prepetition First Lien Secured Parties Pursuant to Sections 361, 362, 363, and 364 of the Bankruptcy Code, (IV) Granting Liens and Superpriority Claims, (V) Modifying the Automatic Stay, and (VI) Scheduling a Final Hearing (the “Interim DIP Order”), which authorized the Debtors to draw $90 million under the DIP Facility on an interim basis. On November 17, 2020, the Company entered into a credit agreement governing the DIP Facility, by and between the Company, as borrower, The Bank of Nova Scotia, as administrative agent, and the other lenders party thereto (the “DIP Credit Agreement”). The proceeds of the DIP Facility may only be used strictly in accordance with the approved 13-week cash flow budget (subject to certain permitted variances from the budget), which shall be updated every four weeks as required under the Interim DIP Order.

The foregoing description of the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously announced, on November 13, 2020, Gulfport Energy Corporation (the “Company”) and its wholly owned subsidiaries (collectively, “Gulfport”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). Gulfport’s Chapter 11 cases are being jointly administered under the caption In re Gulfport Energy Corporation, et al. (the “Chapter 11 Cases”). On November 17, 2020, the Company received a letter from the listing qualifications department staff of the NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with NASDAQ Listing Rules 5101, 5110(b), and IM-5101-1, the staff of NASDAQ has determined that the Company’s securities will be delisted from NASDAQ at the opening of business on November 27, 2020, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), unless the Company requests an appeal of the determination. The Company’s common stock is expected to commence trading on the OTC Pink Marketplace on November 30, 2020. The Company can provide no assurance that its common stock will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock will continue on this market in the future.

Item 8.01 – Other Events

On November 16, 2020, the Bankruptcy Court entered the Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief, Docket No. 22 (the “NOL Order”). The NOL Order is designed to assist the Company and certain of the Company’s wholly owned direct and indirect affiliates (collectively, “Gulfport”) in preserving certain of their tax attributes by establishing, among other things, the procedures (including notice requirements) that certain stockholders and potential stockholders must comply with regarding transfers of the Company’s common stock, as well as certain obligations with respect to notifying Gulfport with respect to current stock ownership (the “Procedures”). The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the NOL Order by the Bankruptcy Court. Any actions in violation of the Procedures (including the notice requirements) are null and void ab initio, and the person or entity making such a transfer will be required to take remedial actions specified by Gulfport to appropriately reflect that such transfer of the Company’s common stock is null and void ab initio. The foregoing description of the NOL Order is not complete and is qualified in its entirety by reference to the NOL Order.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Epiq Corporate Restructuring, LLC at https://dm.epiq11.com/gulfport, by calling (888) 905-0409 (toll-free) (503) 597-7687 (international), or by sending an email to gulfport@epiqglobal.com. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the anticipated Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. In addition, the Company’s management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. The words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In addition, the Company’s forward-looking statements address activities, events, or developments that Gulfport expects or anticipates will or may occur in the future, including such things as the expected impact of the novel coronavirus (“COVID-19”) pandemic on our business, our industry and the global economy, production and financial guidance, future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansion, and growth of Gulfport’s business and operations, plans, market conditions, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by Gulfport in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Gulfport’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market, credit, or business conditions that might affect the opportunities (or lack thereof) that may be presented to and pursued by Gulfport; Gulfport’s ability to identify, complete and integrate acquisitions of properties and businesses; Gulfport’s ability to achieve the anticipated benefits of its strategic initiatives; competitive actions by other oil and gas companies; changes in laws or regulations; and other factors, many of which are beyond the control of Gulfport. Information concerning these and other factors can be found in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Forms 10-K, 10-Q, and 8-K. Consequently, all of the forward-looking statements made in this current report are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by Gulfport will be realized, or even if realized, that they will have the expected consequences to or effects on Gulfport, its business, or operations. Gulfport has no intention, and disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results, or otherwise. In addition, Gulfport's actual results could be affected by the risks and uncertainties relating to the bankruptcy filing by the Company, including, but not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including Gulfport’s ability to obtain court approvals with respect to motions filed or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, the outcomes of court rulings and the Chapter 11 Cases in general, and the length of time that the Company may be required to operate in bankruptcy; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that Gulfport may employ to address its liquidity and capital resources; the actions and decisions of creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on Gulfport due to the terms of any debtor-in-possession credit facility that it will enter into in connection with the Chapter 11 Cases, including the DIP Facility, and restrictions imposed by the applicable courts; the Company’s ability to achieve its forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce its indebtedness; the effects of the Chapter 11 Cases on the interests of various constituents; conditions to which any debtor-in-possession financing, including the DIP Facility, is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by the Company speak only as of the date on which they are made. Factors or events that could cause Gulfport’s actual results to differ may emerge from time to time. Gulfport disclaims any obligation to update or revise these statements unless required by securities law, and you should not place undue reliance on these forward-looking statements. Although Gulfport believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements it makes are reasonable, Gulfport cannot give any assurance that these plans, intentions or expectations will be achieved.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1*†	Senior Secured Super Priority Debtor-in-Possession Credit Agreement, dated as of November 17, 2020, by and among the Company, as borrower, The Bank of Nova Scotia, as administrative agent, and the other lenders party thereto.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

* Filed herewith.

† Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2020	GULFPORT ENERGY CORPORATION

	By:	/s/ Patrick K. Craine
		Name:	Patrick K. Craine
		Title:	General Counsel and Corporate Secretary

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